Exhibit A

AIRPLANES Group

Report to Certificateholders

All numbers in US$ unless otherwise stated

	Payment Date: 15 September 2003.
	Calculation Date: 9 September 2003.
(i)	ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

		Prior Balance	Deposits	Withdrawals	Balance on Calculation Date

		11-Aug-03			9-Sep-03
	Lessee Funded Account	0.00	0.00	(0.00)	0.00
	Expense Account (note ii)	2,774,526.62	9,228,562.91	(11,587,158.11)	415,931.42
	Collection Account (note iii)	137,570,770.34	23,075,803.17	(28,680,788.76)	131,965,784.75

	- Miscellaneous Reserve	-			-
	- Maintenance Reserve	80,000,000.00			80,000,000.00
	- Security Deposit	29,909,304.49			28,889,981.58
	- Other Collections (net of interim withdrawals)	27,661,465.85			23,075,803.17

	Total	140,345,296.96	32,304,366.08	(40,267,946.87)	132,381,716.17

(ii)	ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

	Balance on preceding Calculation Date (August 11, 2003)	2,774,526.62
	Transfer from Collection Account (previous Payment Date)	9,225,473.38
	Transfer from Collection Account (interim deposit)	0.00
	Interest Earned during period	3,089.53
	Payments during period between prior Calculation Date and the relevant Calculation Date:
	- Payments on previous Payment Date	(3,090,589.58)
	- Other payments	(8,496,568.53)

	Balance on relevant Calculation Date (September 9, 2003)	415,931.42

(iii)	ANALYSIS OF COLLECTION ACCOUNT ACTIVITY

	Balance on preceding Calculation Date (August 11, 2003)	137,570,770.34
	Collections during period	23,059,890.87
	Swap receipts (previous Payment Date)	15,912.30
	Transfer to Expense Account (previous Payment Date)	(9,225,473.38)
	Transfer to Expense Account (interim withdrawal)	0.00
	Net transfer to Lessee Funded Accounts	0.00
	Aggregate Certificate Payments (previous Payment Date)	(14,891,950.43)
	Swap payments (previous Payment Date)	(4,563,364.95)

	Balance on relevant Calculation Date (September 9, 2003)	131,965,784.75

AIRPLANES Group

Report to Certificateholders

All numbers in US$ unless otherwise stated

(iii)	ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

		ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS

		Priority of Payments
	(i)	Required Expense Amount	14,000,000.00	Note 1:
	(ii)	a) Class A Interest	2,199,074.45	The amount of cash retained at point (x),
		b) Swap Payments	4,429,161.57	the "Second Collection Account Top-up",
	(iii)	First Collection Account Top-up	60,000,000.00	in the Priority of Payments, is $19,962,357 short of
	(iv)	Minimum Hedge Payment	0.00	the full amount required to be retained at this point
	(v)	Class A Minimum Principal	13,569,471.43	if sufficient cashflows were available after payment
	(vi)	Class B Interest	371,702.88	of all scheduled amounts ranking prior to the
	(vii)	Class B Minimum Principal	1,594,833.88	Second Collection Account Top-up in the Priority
	(viii)	Class C Interest	2,375,979.69	of Payments. The Second Collection Account
	(ix)	Class D Interest	3,580,412.50	Top-up consists of a maintenance reserve
	(x)	Second Collection Account Top-up (Note 1)	30,261,079.77	amount of $20 million and the security deposit
	(xi)	Class A Principal Adjustment Amount	0.00	reserve amount.
	(xii)	Class C Scheduled Principal	0.00
	(xiii)	Class D Scheduled Principal	0.00
	(xiv)	Modification Payments	0.00
	(xv)	Soft Bullet Note Step-up Interest	0.00
	(xvi)	Class E Minimum Interest	0.00
	(xvii)	Supplemental Hedge Payment	0.00
	(xviii)	Class B Supplemental Principal	0.00
	(xix)	Class A Supplemental Principal	0.00
	(xx)	Class D Outstanding Principal	0.00
	(xxi)	Class C Outstanding Principal	0.00
	(xxii)	Class E Supplemental Interest	0.00
	(xxiii)	Class B Outstanding Principal	0.00
	(xxiv)	Class A Outstanding Principal	0.00
	(xxv)	Class E Accrued Unpaid Interest	0.00
	(xxvi)	Class E Outstanding Principal	0.00
	(xxvii)	Charitable Trust	0.00

	Total Payments with respect to Payment Date		132,381,716.17
	Less Collection Account Top-Ups ((iii) and (x)above)		(90,261,079.77)

			42,120,636.40

AIRPLANES Group

Report to Certificateholders

All numbers in US$ unless otherwise stated
(iv)	PAYMENT ON THE CERTIFICATES

	(a)	FLOATING RATE CERTIFICATES	A-6	A-8	A-9	Class B

		Applicable LIBOR	1.11000%	1.11000%	1.11000%	1.11000%
		Applicable Margin	0.34000%	0.37500%	0.55000%	0.75000%
		Applicable Interest Rate	1.45000%	1.48500%	1.66000%	1.86000%
		Interest Amount Payable	231,866.12	895,125.00	1,072,083.33	371,702.88
		Step Up Interest Amount Payable (Note 2)	0.00	303,906.95	0.00	0.00

		Opening Principal Balance	185,699,225.49	700,000,000.00	750,000,000.00	232,072,558.46
		Minimum Principal Payment Amount	13,569,471.43	0.00	0.00	1,594,833.88
		Adjusted Principal Payment Amount	0.00	0.00	0.00	0.00
		Supplemental Principal Payment Amount	0.00	0.00	0.00	0.00
		Total Principal Distribution Amount	13,569,471.43	0.00	0.00	1,594,833.88
		Redemption Amount
		- amount allocable to principal	0.00	0.00	0.00	0.00
		- premium allocable to premium	0.00	0.00	0.00	0.00

		Outstanding Principal Balance (Sept. 15, 2003)	172,129,754.06	700,000,000.00	750,000,000.00	230,477,724.58

	(b)	FIXED RATE CERTIFICATES	Class C	Class D

		Applicable Interest Rate	8.1500%	10.8750%
		Interest Amount Payable	2,375,979.69	3,580,412.50

		Opening Principal Balance	349,837,500.00	395,080,000.00
		Scheduled Principal Payment Amount	0.00	0.00
		Redemption Amount	0.00	0.00
		- amount allocable to principal	0.00	0.00
		- amount allocable to premium	0.00	0.00
		Actual Pool Factor	0.9329000	0.9877000

		Outstanding Principal Balance (Sept. 15, 2003)	349,837,500.00	395,080,000.00

		Table of rescheduled Pool Factors	n/a	n/a
		in the event of a partial redemption

		Note 2:
		Step-up interest on Airplanes Group’s subclass A-8 notes is payable at point (xv) in the Priority of Payments. To the extent that step-up interest is not paid, it will accrue in accordance with the terms of the subclass A-8 notes. Available cashflows have not been sufficient to allow payment of step-up interest on any payment date to date. Total step-up interest accrued and unpaid on Airplanes Group's subclass A-8 notes at September 15, 2003 was $1,769,444.44. Interest on unpaid step-up interest (also payable at point (xv) in the Priority of Payments) accrued and unpaid at September 15, 2003 was $7,610.13.

AIRPLANES Group

Report to Certificateholders

All numbers in US$ unless otherwise stated

(v)    FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)

			A-6	A-8	A-9	Class B
		Applicable LIBOR	1.12000%	1.12000%	1.12000%	1.12000%
		Applicable Margin	0.34000%	0.37500%	0.55000%	0.75000%
		Applicable Interest Rate	1.46000%	1.49500%	1.67000%	1.87000%

(vi)	CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

	(a)	FLOATING RATE CERTIFICATES
			A-6	A-8	A-9	Class B

		Opening Principal Amount	1,856.99	7,000.00	7,500.00	2,320.73
		Total Principal Payments	(135.69)	0.00	0.00	(15.95)

		Closing Outstanding Principal Balance	1,721.30	7,000.00	7,500.00	2,304.78

		Total Interest	2.32	8.95	10.72	3.72
		Total Premium	0.00	0.00	0.00	0.00

	(b)	FIXED RATE CERTIFICATES
			Class C	Class D

		Opening Principal Amount	3,498.38	3,950.80
		Total Principal Payments	0.00	0.00

		Outstanding Principal Balance	3,498.38	3,950.80

		Total Interest	23.76	35.80
		Total Premium	0.00	0.00